UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

GETAROUND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40152	85-3122877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Green Street

San Francisco, California 94111

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 295-5725

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GETR	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock, each at an exercise price of $11.50 per share	GETR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On March 31, 2023, Getaround, Inc. (the “Company”) issued a press release announcing certain preliminary unaudited financial and other results for the fiscal year ended December 31, 2022, and the expected filing of a Notification of Late Filing on Form 12b-25 with respect to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Company has not completed preparation of its financial statements for the year ended December 31, 2022. The revenue ranges presented in the press release for the year ended December 31, 2022, are preliminary and unaudited and are thus inherently uncertain and subject to change as the Company completes its financial results for 2022. The Company is in the process of completing its year-end close and review procedures as of and for the year ended December 31, 2022, including the review of such financial results by the Company’s audit committee, and there can be no assurance that final results for this period will not differ from the estimates presented in the press release. During the course of the preparation of its consolidated financial statements and related notes as of and for the year ended December 31, 2022, the Company or its independent registered public accountants may identify items that could cause final reported results to be materially different from the preliminary financial estimates presented therein.

As described in the press release, the Company requires additional time to finalize its financial statements for the fiscal year ended December 31, 2022, because it requires additional time to complete certain open audit and technical accounting matters, including items related to preliminary purchase price allocation of the business combination with InterPrivate II Acquisition Corp. (“InterPrivate II”) and consolidation of the Company’s results into InterPrivate II’s financial statements. The Company is working diligently to file the Annual Report as soon as reasonably practicable.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 27, 2023, the Company received written notice from the New York Stock Exchange (the “NYSE”) that it is not in compliance with the continued listing standard set forth in Section 802.01B of the NYSE Listed Company Manual because the average global market capitalization of the Company over a consecutive 30 trading-day period was less than $50 million and, at the same time, its last reported stockholders’ equity was less than $50 million. As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 1, 2023, the Company also received written notice from the NYSE on January 30, 2023 that it was not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s common stock was less than $1.00 over a consecutive 30 trading-day period. In connection with the January notice, the Company notified the NYSE that it intends to cure the stock price deficiency and to return to compliance with the NYSE continued listing standard with respect to the deficiency under Section 802.01C. The Company is currently within the six-month cure period following receipt of the January notice.

In accordance with the NYSE Listed Company Manual, the Company intends to notify the NYSE of its intent to cure the global market capitalization deficiency and return to compliance with the NYSE continued listing standards. Under Section 802.02 of the NYSE Listed Company Manual, the Company has 45 days from the receipt of the March notice to submit a plan (the “Plan”) advising the NYSE of definitive action the Company has taken, or is taking, which would bring the Company into compliance with the minimum global market capitalization listing standard within 18 months of receipt of the March notice. The Company intends to develop and submit the Plan to bring it into compliance with the global market capitalization continued listing standard within the required time frame by pursuing measures that are in the best interests of the Company and its stockholders. The NYSE will review the Plan and, within 45 days of its receipt, determine whether the Company has made a reasonable demonstration of an ability to conform to the relevant standards in the applicable cure period. If the Plan is not submitted on a timely basis, is not accepted by the NYSE or if the NYSE determines that the Company is not making sufficient progress on the Plan during the applicable cure period, the NYSE could initiate suspension and delisting proceedings prior to the end of the cure period.

The March notice has no immediate effect on the listing of the Company’s common stock. If the NYSE accepts the Plan, the Company’s common stock will continue to be listed and trade on the NYSE during the six-month cure period following receipt of the January notice for the stock price deficiency. If the stock price deficiency is cured within such six-month cure period, the Company’s common stock will continue to be listed and trade on the NYSE during the 18-month cure period for the global market capitalization deficiency, in each case, subject to the Company’s compliance with other NYSE continued listing standards and, in the case of the global market capitalization listing standard, continued periodic review by the NYSE of the Company’s progress with respect to the Plan.

As required by Section 802.02 of the NYSE Listed Company Manual, the press release issued by the Company on March 31, 2023, and attached hereto as Exhibit 99.1, announces that the Company received the notice of noncompliance with the NYSE’s continued listing standard.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above and the press release attached hereto as Exhibit 99.1 are incorporated herein by reference.

The information provided pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filings.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, such as management’s expectations concerning the Company’s performance and financial outlook, the expected filing of the Form 12b-25 and the anticipated timing for filing the Annual Report, the Company’s plan to notify the NYSE of its intent to cure the continued listing requirement deficiency and any potential plans to cure the deficiency. In some cases, you can identify forward-looking statements by terminology such as “intends,” “plans,” and “will,” or the negative of these terms or variations of them or similar terminology. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, many of which are beyond our control, including the Company’s ability to complete its Annual Report, including the audit of its financial statements for the fiscal year ended December 31, 2022, within the applicable time periods, the Company’s ability to regain compliance with the continued listing standards of the NYSE within the applicable cure period, the Company’s ability to continue to comply with applicable listing standards of the NYSE, and the other factors under the heading “Risk Factors” in our Current Report on Form 8-K filed with the SEC on December 14, 2022, and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our business or operations. Such statements are not intended to be a guarantee of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release, dated March 31, 2023

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETAROUND, INC.

Date: March 31, 2023	/s/ Spencer Jackson
Name: Spencer Jackson
Title: General Counsel and Secretary